Exhibit 10.4

Fiscal 2010 Variable Compensation Plan Scale for Named Executive Officers

First Half FY 2010 VCP Scale			Second Half FY 2010 VCP Scale
Pro Forma EBITDA %	Payout		Pro Forma EBITDA %	Payout
[*]	0%		[*]	0%
[*]	[*]	%	[*]	[*]	%
[*]	[*]	%	[*]	[*]	%
[*]	[*]	%	[*]	[*]	%
[*]	100%		[*]	200%
Revenue Threshold $[*]			Revenue Threshold $[*]
Pre-tax Profit Threshold $[*]

[*]  CERTAIN INFORMATION ON THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.